Income Taxes (Detail) - Components of Deferred Tax Assets and Liabilities (USD $)	Dec. 31, 2011	Dec. 31, 2010
Deferred tax assets (liabilities):
Property and equipment	$ (144,185)	$ (193,617)
Deferred revenue	1,517,024	2,503,984
Accrued expenses	1,138,800	1,518,400
Other	727,207	297,309
Net operating loss carryforwards	18,509,210	14,758,835
	21,748,056	18,884,911
Less valuation allowance	$ (21,748,056)	$ (18,884,911)